Exhibit 99.2

    Certification of Principal Financial Officer Pursuant to Section 1350 of
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                Chapter 63 of Title 18 of the United States Code
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     I, John A. Witham, Chief Financial Officer of Metris Companies Inc.,

certify that (i) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or

15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Quarterly Report on Form 10-Q for the quarterly period ended March 31,

2003 fairly presents, in all material respects, the financial condition and results of operations of Metris Companies Inc.


                                  /s/ John A. Witham
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                                  John A. Witham
                                  Executive Vice President and Chief
                                  Financial Officer
                                  (Principal Financial Officer)
                                  May 15, 2003